SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 15, 2005

Federal Signal Corporation

(Exact name of registrant as specified in its charter)

Delaware	0-693	36-1063330
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1415 W. 22nd Street, Oak Brook, Illinois (Address of principal executive offices)	60523 (Zip Code)

(630) 954-2000
(Registrant’s telephone number, including area code)

Item 7.01. Regulation FD Disclosure

      The following information is being furnished pursuant to “Item 12. Results of Operations and Financial Condition” of form 8-K in accordance with SEC Release Nos. 33-8216 and 34-47583.

      The information in this Current Report is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

      On April 15 2005, at the Emergency Rescue Analyst Conference hosted by KeyBanc Capital Markets, Federal Signal Corporation reviewed the recent operational and financial performance of the Company and discussed the outlook for 2005. New product developments for the Fire Rescue Business were also presented. A copy of the presentation materials and discussion script is attached as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits

      (c) Exhibits

99.1	Emergency Rescue Analyst Conference Presentation materials dated April 15, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

FEDERAL SIGNAL CORPORATION
Dated: April 15, 2005	By:	/s/ Paul Brown
Paul Brown
Vice President and Controller

EXHIBIT INDEX

Exhibit No.	Description
99.1	Emergency Rescue Analyst Conference Presentation materials dated April 15, 2005.